                            LETTER TO SHAREHOLDERS

Dear Shareholder:

During the past six months, from April 1, 2002 through September 30, 2002, the Fund's net assets grew to $63,894,355, and the number of shareholders was 3,684. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals over 200 broker dealers and 7 trust entities.

We invite you to visit us online at our website www.keeleyfunds.com.

Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the quarter ended September 30, 2002, the Fund's total return was -21.02% versus a return of -21.40% for the Russell 2000 Index and -17.28% for the S&P 500 Index. For the one year ending September 30, 2002, the Fund's average annual return was -2.06% versus -9.30% for the Russell 2000 Index and -20.49% for the S&P 500 Index. For the five year period the Fund's average annual return was 3.23% versus -3.19% for the Russell 2000 Index and -1.63% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was 11.29% versus 5.53% for the Russell 2000 Index and 8.56% for the S&P 500 Index.

In the third quarter, the entire stock market underwent a historically sharp sell-off. This decline was across the board, impacting both growth and value and small/mid/large cap on an equal basis. Very few industry groups were spared--in fact, even sectors with strong earnings (homebuilders, restaurants, thrifts) encountered heavy selling along with the unprofitable tech and telecom sectors which remain in a steep decline.

Some of the factors which contributed to this sell-off include:

  . A Secretary of Treasury that does not have a handle on necessary fiscal policy changes, i.e. eliminating double tax on dividends and increasing deductions for capital losses.

  . High operating capacity in many industries, hence low capital expenditures, lack of pricing power and probable rising unemployment.

  . Increasing government bureaucracy due to the war on terrorism and enforcement of corporate governance.

  .  Congress and prosecutors sensationalized pursuit of executive wrongdoing.

  . Uncertainty about the impact on the economy from the probable war in Iraq in 2003.

  .  Concern over corporate earnings over the next 6-9 months.

We believe the stock market has discounted the majority of these negative factors by declining to current valuations. In October, there appears to be a stock market bottom in place and signs of a strong rally. In addition, we feel that there are several positive factors which investors recently appear to have overlooked:

  . The absence of inflation has allowed the Fed to consider further easing, which has translated into the lowest mortgage rates in over 30 years. Low financing costs have been a boon for both the consumer and businesses.

  . The stock market appears oversold versus bonds, as the divergence in returns from stocks to bonds has hit a record for the last 35 years. The recent sharp sell-off in the equity markets make this divergence even more acute, suggesting an opportunity in equities as this stock/bond relationship becomes more normalized.

  . The intense scrutiny of corporate accounting should result in higher quality of earnings going forward. More disclosure and accounting transparency should bolster investor confidence.

  . We believe that current market valuations may lead to increased takeover activity.

On a positive note to our style of investing, these corporate governance concerns have created a pronounced drive on Wall Street for more disclosure and simpler, more straightforward companies and capital structures -this trend favors pure plays on individual businesses. As such, we believe that corporate spin-offs (which produce pure plays) will become an even more important tool for companies in their effort to increase shareholder value.

Finally, we continue to be optimistic about our value style of investing, specifically, because "value", as a style of investing, has came back into favor for the second year. Based on past cycles, we believe value stocks should continue to outperform for an extended period of time. Within this environment, we remain committed to our value driven strategy which buys stocks of relatively unknown (spin-offs) and out-of-favor (below actual or perceived book-value) companies. We believe positive opportunities continue to be offered by companies undergoing restructuring, which are characterized by sound fundamentals and motivated managements.

Thank you for your continued commitment to the Fund.

Sincerely,

/s/ John L. Keeley, Jr.
John L. Keeley, Jr.
President

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge
For the quarter ended September 30, 2002, the Fund's total return was -17.29% versus a return of -21.40% for the Russell 2000 Index and -17.28% for the S&P 500 Index. For the one year ending September 30, 2002, the Fund's average annual return was 2.57% versus -9.30% for the Russell 2000 Index and -20.49% for the S&P 500 Index. For the five year period the Fund's average annual return was 4.18% versus -3.19% for the Russell 2000 Index and -1.63% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was 11.86% versus 5.53% for the Russell 2000 Index and 8.56% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There are risks associated with an investment in small-cap mutual funds, such as smaller product lines and market shares, and limited available information. For further details regarding such risks, including information on fees and expenses please refer to the Fund's prospectus. Read the prospectus carefully before investing.

                               Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                                    [CHART]

                  KSCVF       S&P 500 Index   Russell 2000 Index
10/1/1993        9,551.00       10,000.00         10,000.00
SEP 1994         9,799.43       10,368.60         10,267.48
SEP 1995        11,957.98       13,452.66         12,666.45
SEP 1996        13,898.50       16,187.93         14,329.94
SEP 1997        21,335.98       22,735.56         19,085.72
SEP 1998        19,097.00       24,792.00         15,456.00
SEP 1999        22,173.00       31,686.00         18,404.00
Sep 2000        24,254.00       35,895.00         22,709.00
Sep 2001        25,527.00       26,339.00         17,893.00
Sep 2002        26,184.00       20,943.00         16,229.00

From 10/1/93 (commencement of operations) through 9/30/02

                        Average annual total returns***
                     for periods ended September 30, 2002

                                                          Since Commencement
                                 12 mos ended 5 yrs ended   of Operations
                                   9/30/02      9/30/02   10/1/93 to 9/30/02
                                 ------------ ----------- ------------------
    KSCVF                           +2.57%      +4.18%         +11.86%
    KSCVF (includes
      max 4 1/2% front-end load)    -2.06%      +3.23%         +11.29%
    S&P 500 Index                  -20.49%      -1.63%          +8.56%
    Russell 2000 Index              -9.30%      -3.19%          +5.53%

      The performance table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                              September 30, 2002

             ASSETS:
             Investments at value (cost $58,246,301)    $63,787,478
             Cash                                                39
             Receivable for investments sold                277,979
             Receivable for shares issued                   219,733
             Dividends and interest receivable               38,926
             Prepaid expenses                                15,958
                                                        -----------
             Total Assets                                64,340,113
                                                        -----------
             LIABILITIES:
             Payable for investments purchased              125,963
             Payable for shares redeemed                    186,561
             Payable to Adviser                              55,110
             Other accrued expenses                          78,124
                                                        -----------
             Total Liabilities                              445,758
                                                        -----------
             NET ASSETS                                 $63,894,355
                                                        ===========
             NET ASSETS CONSIST OF:
             Capital stock                              $54,666,882
             Undistributed net realized gain on
               investments                                3,686,296
             Net unrealized appreciation on investments   5,541,177
                                                        -----------
             NET ASSETS                                 $63,894,355
                                                        ===========
             CAPITAL STOCK, $0.01 par value
             Authorized                                  10,000,000
             Issued and outstanding                       2,916,405
             NET ASSET VALUE AND
               REDEMPTION PRICE PER SHARE               $     21.91
                                                        ===========
             MAXIMUM OFFERING PRICE
               PER SHARE ($21.91 / 0.955)               $     22.94
                                                        ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2002

             INVESTMENT INCOME:
             Dividend income (net of $5,711 of foreign
               withholding taxes)                      $   492,492
             Interest income                                68,714
                                                       -----------
             Total Investment Income                       561,206
                                                       -----------
             EXPENSES:
             Investment advisory fees                      684,660
             12b-1 fees                                    171,165
             Transfer agent fees and expenses               91,734
             Administration fees                            84,233
             Professional fees                              38,458
             Fund accounting fees                           34,193
             Custody fees                                   22,085
             Federal and state registration fees            21,143
             Directors' fees                                12,426
             Reports to shareholders                        10,391
             Other                                           8,751
                                                       -----------
             Total Expenses                              1,179,239
                                                       -----------
             NET INVESTMENT LOSS                          (618,033)
                                                       -----------
             REALIZED AND UNREALIZED
               GAIN (LOSS):
             Net realized gain on investments            3,727,078
             Change in net unrealized appreciation on
               investments                              (2,761,956)
                                                       -----------
             Net Gain on Investments                       965,122
                                                       -----------
             NET INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS               $   347,089
                                                       ===========

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                              September 30, 2002


           Number
          of Shares                                           Value
          ---------                                         ----------
                    COMMON STOCKS                    92.76%

                    Aerospace/Defense                 1.50%
             41,000 GenCorp, Inc.                           $  412,460
             16,500 Moog, Inc., Class B*                       544,500
                                                            ----------
                                                               956,960
                                                            ----------

                    Business Service                  1.34%
             33,000 R.H. Donnelley Corp.*                      858,000
                                                            ----------

                    Chemicals                         0.72%
             26,000 Arch Chemicals, Inc.                       460,720
                                                            ----------

                    Coal                              0.92%
             39,500 Fording, Inc.                              584,600
                                                            ----------

                    Commercial Services               3.36%
             33,000 Central Parking Corp.                      664,620
             16,500 Chemed Corp.                               507,705
             27,000 Dollar Thrifty Automotive Group,
                     Inc.*                                     433,350
             44,000 Interactive Data Corp.*                    539,000
                                                            ----------
                                                             2,144,675
                                                            ----------

                    Communications and Media          1.81%
             35,000 Gray Television, Inc., Class A             470,750
             13,500 Media General, Inc., Class A               686,475
                                                            ----------
                                                             1,157,225
                                                            ----------

                    Computer Services                 0.97%
            140,500 Tyler Technologies, Inc.*                  618,200
                                                            ----------

                    Consumer Products                 4.08%
             34,500 The Dial Corp.                             740,370
             55,000 Moore Corp. Ltd.*                          539,000
             36,000 Tupperware Corp.                           598,320
             72,000 Water Pik Technologies, Inc.*              730,800
                                                            ----------
                                                             2,608,490
                                                            ----------

                    Data Processing/Management        1.34%
             25,500 The Dun & Bradstreet Corp.*                857,055
                                                            ----------

                    Diversified Manufacturing         5.90%
             21,000 CLARCOR Inc.                               644,700
             29,000 Crane Co.                                  573,040
             38,000 Griffon Corp.*                             404,700
             40,000 Myers Industries, Inc.                     501,200
             15,000 Textron, Inc.                              511,500
             37,000 Tyco International Ltd.                    521,700
             50,000 Walter Industries, Inc.                    614,000
                                                            ----------
                                                             3,770,840
                                                            ----------

                    Engineering and Construction      2.66%
             38,500 Chicago Bridge & Iron Co. N.V.             924,000
             74,500 Willbros Group, Inc.*                      773,310
                                                            ----------
                                                             1,697,310
                                                            ----------

         Number
        of Shares                                               Value
        ---------                                             ----------
                  Entertainment and Leisure             1.09%
           48,000 Dover Downs Gaming &
                   Entertainment, Inc.                        $  390,720
           77,000 Dover Motorsports, Inc.                        308,000
                                                              ----------
                                                                 698,720
                                                              ----------

                  Finance Company                      11.85%
           32,000 Berkshire Hills Bancorp, Inc.                  752,000
           30,500 Boston Private Financial Holdings,
                   Inc.                                          649,650
           55,000 Brookline Bancorp, Inc.                        646,305
           50,000 CFS Bancorp, Inc.                              705,000
           36,500 Chesterfield Financial Corp.*                  664,665
           36,000 Harbor Florida Bancshares, Inc.                736,200
           33,000 Hudson River Bancorp, Inc.                     796,950
           42,500 Partners Trust Financial Group, Inc.           593,725
           19,000 PrivateBancorp, Inc.                           580,830
           35,000 Waypoint Financial Corp.                       590,100
           20,100 Westwood Holdings Group, Inc.                  286,224
           20,000 Wintrust Financial Corp.                       573,000
                                                              ----------
                                                               7,574,649
                                                              ----------

                  Financial Services                    4.59%
           27,000 Ag Services of America, Inc.*                  325,350
           22,500 BKF Capital Group, Inc.*                       474,300
           18,500 BlackRock, Inc.*                               766,270
           20,000 Jefferies Group, Inc.                          763,200
           34,000 Waddell & Reed Financial, Inc.                 600,440
                                                              ----------
                                                               2,929,560
                                                              ----------

                  Food, Beverage and Tobacco            7.06%
           38,000 Chiquita Brands International, Inc.*           587,100
           52,000 Del Monte Foods Co.*                           424,840
           36,000 Flowers Foods, Inc.*                           818,280
           28,000 Interstate Bakeries Corp.                      743,960
           17,000 The J. M. Smucker Co.                          623,900
           39,000 Ralcorp Holdings, Inc.*                        829,530
           38,000 Tasty Baking Co.                               484,500
                                                              ----------
                                                               4,512,110
                                                              ----------
                  Forestry                              0.83%
           24,000 Deltic Timber Corp.                            527,520
                                                              ----------
                  Furniture/Home Appliances             1.08%
           30,000 Furniture Brands International,
                   Inc.*                                         688,500
                                                              ----------
                  Healthcare Products                   0.79%
           36,000 Sybron Dental Specialties, Inc.*               503,640
                                                              ----------
                  Housing                               1.86%
           10,000 KB HOME                                        488,400
           12,500 Lennar Corp.                                   697,250

                                                              ----------
                                                               1,185,650
                                                              ----------

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                              September 30, 2002

         Number
        of Shares                                              Value
        ---------                                            ----------
                  Insurance                           7.18%
          45,000  CNA Surety Corp.                           $  594,000
          24,200  Fidelity National Financial, Inc.             695,508
          18,500  The MONY Group, Inc.                          456,395
          27,000  Old Republic International Corp.              766,260
          25,000  Principal Financial Group, Inc.*              654,500
          17,000  StanCorp Financial Group, Inc.                899,300
          17,000  Unitrin, Inc.                                 521,900

                                                             ----------
                                                              4,587,863

                                                             ----------

                  Lodging                             2.13%
          34,000  Aztar Corp.*                                  449,140
          39,500  Choice Hotels International, Inc.*            912,845

                                                             ----------
                                                              1,361,985

                                                             ----------

                  Manufacturing                      11.45%
          17,200  Ametek, Inc.                                  500,864
          48,000  CIRCOR International, Inc.                    643,200
          33,000  Commercial Metals Co.                         591,360
          36,000  Joy Global, Inc.*                             298,800
          23,000  Manitowoc Company, Inc.                       629,050
          70,000  Methode Electronics, Inc., Class A            642,600
          53,000  Sauer-Danfoss, Inc.                           477,000
          31,000  Terex Corp. *                                 523,900
          33,000  Thomas & Betts Corp.*                         464,970
          28,000  Thomas Industries, Inc.                       694,400
          32,000  The Timken Co.                                536,000
           48,000 Wabtec Corp.                                  675,840
           39,000 Watts Industries, Inc.                        639,600
                                                             ----------
                                                              7,317,584

                                                             ----------

                  Oil and Gas--Equipment &
                  Services                            1.93%
           35,000 FMC Technologies, Inc.*                       586,600
           82,000 Key Energy Services, Inc.*                    646,160

                                                             ----------
                                                              1,232,760

                                                             ----------

                  Oil and Gas--Exploration &
                  Production                          6.09%
           80,000 Comstock Resources, Inc.*                     552,000
           45,000 Encore Acquisition Co.*                       740,250
           22,500 Evergreen Resources, Inc.*                    922,050
          108,500 Harvest Natural Resources, Inc.*              589,155
           93,500 Magnum Hunter Resources, Inc.*                490,875
           28,500 Prima Energy Corp.*                           597,645
                                                             ----------
                                                              3,891,975
                                                             ----------

                  Printing and Publishing             4.01%
           51,000 Bowne & Co., Inc.                             510,000
           37,000 Journal Register Co.*                         697,450
           17,500 Meredith Corp.                                753,375
           14,500 Pulitzer, Inc.                                603,925
                                                             ----------
                                                              2,564,750
                                                             ----------

           Number
          of Shares                                           Value
          ---------                                        -----------
                     Real Estate--Operation &
                     Development                     2.15%
              32,500 Catellus Development Corp.*           $   599,625
              28,000 The St. Joe Co.                           772,800
                                                           -----------
                                                             1,372,425
                                                           -----------

                     Retail--Restaurants             1.65%
              48,500 The Steak n Shake Co.*                    533,500
              23,000 Triarc Companies, Inc.*                   521,870
                                                           -----------
                                                             1,055,370
                                                           -----------

                     Transportation--Railroad        2.42%
              33,000 Canadian Pacific Railway Ltd.             602,250
              54,000 Kansas City Southern*                     669,600
              40,000 Providence and Worcester
                      Railroad Co.                             274,400
                                                           -----------
                                                             1,546,250
                                                           -----------

                     Total Common Stocks
                     (cost $53,730,401)                     59,265,386
                                                           -----------

                     WARRANTS                        0.01%
              17,200 Magnum Hunter Resources,
                      Inc.-WTS A*                                6,192
                                                           -----------

                     Total Warrants                              6,192
                                                           -----------
                     (cost $0)

          Principal
           Amount
          ----------
                     SHORT-TERM INVESTMENTS          7.06%
          $1,245,000 American Family Demand Note,
                       1.4124%                               1,245,000
           3,270,900 US Bank Demand Note,
                       1.5606%                               3,270,900
                                                           -----------
                     Total Short-Term Investments
                     (cost $4,515,900)                       4,515,900
                                                           -----------

                     Total Investments              99.83%
                     (cost $58,246,301)                     63,787,478
                     Other Assets Less Liabilities   0.17%     106,877
                                                           -----------

                     NET ASSETS                    100.00% $63,894,355
                                                           ===========

                            * Non-income producing

                     Percentages are based on net assets.

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             Year Ended         Year Ended
                                                         September 30, 2002 September 30, 2001
                                                         ------------------ ------------------
OPERATIONS:
Net investment loss                                         $   (618,033)      $   (521,132)
Net realized gain on investments                               3,727,078          3,303,882
Change in net unrealized appreciation on investments          (2,761,956)          (815,671)
                                                            ------------       ------------
Net increase in net assets resulting from operations             347,089          1,967,079
                                                            ------------       ------------

DISTRIBUTIONS:
Net realized gains                                            (2,906,619)        (1,211,175)
                                                            ------------       ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from 1,282,131 and 688,358 shares issued,
  respectively                                                31,738,666         16,793,970
Proceeds from 119,356 and 54,130 shares of distributions
  reinvested, respectively                                     2,754,741          1,155,129
Cost of 1,061,553 and 620,913 shares redeemed,
  respectively                                               (25,823,219)       (14,490,840)
                                                            ------------       ------------
Net increase from capital stock transactions                   8,670,188          3,458,259
                                                            ------------       ------------

TOTAL INCREASE IN NET ASSETS                                   6,110,658          4,214,163
NET ASSETS:
Beginning of year                                             57,783,697         53,569,534
                                                            ------------       ------------
End of year                                                 $ 63,894,355       $ 57,783,697
                                                            ============       ============


                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                             FINANCIAL HIGHLIGHTS

                             Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                            September 30, September 30, September 30, September 30, September 30,
                                2002          2001          2000          1999          1998
                            ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value,
  beginning of year            $ 22.43       $ 21.82       $ 20.85       $ 18.31       $ 21.48
Income from investment
  operations:
Net investment loss              (0.21)        (0.20)        (0.14)        (0.18)        (0.16)
Net realized and
  unrealized gains
  (losses) on investments         0.85          1.32          2.00          3.10         (2.00)
                               -------       -------       -------       -------       -------
Total from investment
  operations                      0.64          1.12          1.86          2.92         (2.16)
                               -------       -------       -------       -------       -------
Less distributions:
Net realized gains               (1.16)        (0.51)        (0.89)        (0.38)        (1.01)
                               -------       -------       -------       -------       -------
Net asset value, end of
  year                         $ 21.91       $ 22.43       $ 21.82       $ 20.85       $ 18.31
                               =======       =======       =======       =======       =======
Total return (2)                  2.57%         5.25%         9.39%        16.11%       (10.50)%
Supplemental data and
  ratios:
Net assets, end of year (in
  000's)                       $63,894       $57,784       $53,570       $52,622       $39,747
Ratio of expenses to
  average net assets              1.72%         1.80%         1.86%         1.98%         2.02%
Ratio of net investment
  loss to average net
  assets                         (0.90)%       (0.90)%       (0.64)%       (0.92)%       (1.17)%
Portfolio turnover rate          45.31%        43.61%        44.84%        40.19%        33.40%

(1)Per share data is for a share outstanding throughout the year.
(2)The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                              September 30, 2002

1. ORGANIZATION

      The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   a) Investment Valuation--Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

   b) Federal Income and Excise Taxes--It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

   c) Distributions to Shareholders--Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from their characterization in accordance with GAAP. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   d) Other--Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                              September 30, 2002

3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4. DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2001 to September 30, 2002, the Fund paid $72,109 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2001 to September 30, 2002, were $35,719,964 and $28,915,529, respectively. For the period from October 1, 2001 to September 30, 2002, the Fund paid $158,053 of brokerage commissions on trades of securities to the Distributor.

6. FEDERAL INCOME TAX INFORMATION

      At September 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                  Cost of Investments            $58,264,048
                                                 ===========
                  Gross Unrealized Appreciation   10,174,603
                  Gross Unrealized Depreciation   (4,651,173)
                                                 -----------
                  Net Unrealized Appreciation on
                    Investments                  $ 5,523,430
                                                 ===========

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                              September 30, 2002


      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

      The tax character of distributions paid during the fiscal year ended September 30, 2002 and September 30, 2001 were as follows:

                                            2002       2001
                 -                       ---------- ----------
                 Long-Term Capital Gains $2,906,619 $1,211,175

      As of September 30, 2002 the components of accumulated earnings on a tax basis were as follows:

               Undistributed Ordinary Income          $       --
               Undistributed Long-Term Gains           3,704,043
                                                      ----------
               Tax Accumulated Earnings                3,704,043
               Unrealized Appreciation on Investments  5,523,430
                                                      ----------
               Total Accumulated Earnings             $9,227,473
                                                      ==========

7. OFFERING PRICE PER SHARE

      The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase as follows:

                                  Sales Charge       Sales Charge     Dealer Reallowance
                                 as a Percentage  as a Percentage of  as a Percentage of
Amount of Single Transaction    of Offering Price Net Amount Invested   Offering Price
----------------------------    ----------------- ------------------- ------------------
Less than $50,000                     4.50%              4.71%               4.00%
$50,000 but less than $100,000        4.00%              4.17%               3.50%
$100,000 but less than $250,000       3.00%              3.09%               2.50%
$250,000 but less than $500,000       2.50%              2.56%               2.00%
$500,000 and over                     2.00%              2.04%               1.50%

      The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2001 to September 30, 2002, the Fund was advised that the Distributor received $65,042 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

      As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of KEELEY Small Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, Inc. (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
November 12, 2002

                       KEELEY Small Cap Value Fund, Inc.
                            DIRECTORS AND OFFICERS

Independent Directors

                                         Term of Office*           Principal Occupation(s)         Number of Portfolios
                          Position(s)     and Length of                During the Past             Overseen Within the
 Name, Address and Age   Held with Fund    Time Served                   Five Years                    Fund Complex
 ---------------------   -------------- ------------------ --------------------------------------- --------------------
Jerome J. Klingenberger     Director    Served as Director Vice President of Finance for Grayhill,          1
561 Hillgrove Ave.                          since 1999                      Inc.
LaGrange, IL 60525
Age: 47
John G. Kyle                Director    Served as Director     Owner and operator of Shell Oil              1
10 Skokie Hwy                               since 1993         Services Stations and Gasoline
Highland Park, IL 60035                                                  Distributor
Age: 61
John F. Lesch               Director    Served as Director   Attorney for Nisen & Elliott, LLC.             1
200 W Adams Street                          since 1993
Suite 2500
Chicago, IL 60606
Age: 62
Sean Lowry                  Director    Served as Director    Executive Vice President of Pacor             1
401 South LaSalle Street                    since 1999                 Mortgage Corp.
Suite 605
Chicago, IL 60605
Age: 48
Elwood P. Walmsley          Director    Served as Director    Owner of J. FitzWoody's Lakeshore             1
100 Cobblestone Court                       since 1999     Grill, since 2002 and National Account
Twin Lakes, WI 53181                                          Executive for Haarmann & Reimer,
Age: 62                                                    Division of Bayer International, since
                                                           1989; Prior thereto, Director of Sales,
                                                                     Miles Laboratories.

Interested Directors and Officers

                                         Term of Office*           Principal Occupation(s)         Number of Portfolios
                          Position(s)     and Length of                During the Past             Overseen Within the
 Name, Address and Age   Held with Fund    Time Served                   Five Years                    Fund Complex
 ---------------------   -------------- ------------------ --------------------------------------- --------------------
John L. Keeley, Jr.       Director and  Served as Director    President and Treasurer of Keeley             1
401 South LaSalle Street   President      and President       Investment Corp. and president of
Suite 1201                                  since 1993          Keeley Asset Management Corp.
Chicago, IL 60605
Age: 62
Mark Zahorik             Vice President   Served as Vice       Vice President of Keeley Asset              N/A
401 South LaSalle Street                 President since         Management Corp. and Keeley
Suite 1201                                     1997                   Investment Corp.
Chicago, IL 60605
Age: 40
Mary A. Ferrari            Secretary        Served as        Corporate Secretary of Keeley Asset           N/A
401 South LaSalle Street                    Corporate          Management Corp. and of Keeley
Suite 1201                               Secretary since              Investment Corp.
Chicago, IL 60605                              1996
Age: 43
Emily Viehweg              Treasurer        Served as             Treasurer of Keeley Asset                N/A
401 South LaSalle Street                 Treasurer since       Management Corp since 2001 and
Suite 1201                                     1997          Assistant Treasurer of Keeley Asset
Chicago, IL 60606                                              Management Corp. and of Keeley
Age: 36                                                          Investment Corp. since 1996

Other Directorships
   Held Outside
 the Fund Complex
-------------------
       N/A



       N/A



       N/A




       N/A




       N/A








Other Directorships
   Held Outside
 the Fund Complex
-------------------
Marquette National
      Corp.



       N/A




       N/A




       N/A





* Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

The Statement of Additional Information includes additional information about the Directors and is available upon request, without charge, by calling 1-888-933-5391.

                              Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                                U.S. BANK, N.A.
                             Milwaukee, Wisconsin
                                 800-338-1579

                 Transfer Agent and Dividend Disbursing Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                                 800-338-1579

                                   Auditors
                          PRICEWATERHOUSECOOPERS LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLC
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results.
The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

      401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
               (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.


                                 ANNUAL REPORT

                              SEPTEMBER 30, 2002